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BANCORPSOUTH, INC.

1994 STOCK INCENTIVE PLAN









Amended and Restated Effective February 14, 1998
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BANCORPSOUTH, INC. 1994 STOCK INCENTIVE PLAN

TABLE OF CONTENTS
                                                                          Page
ARTICLE I. DEFINITIONS


1.1	Affiliate..............................................................1
1.2	Agreement..............................................................1
1.3	Award..................................................................1
1.4	Board..................................................................1
1.5	Code...................................................................1
1.6	Committee..............................................................1
1.7	Company................................................................1
1.8	Date of Exercise.......................................................1
1.9	Exchange Act...........................................................1
1.10	Fair Market Value......................................................2
1.11	Incentive Option.......................................................2
1.12	Nonqualified Option....................................................2
1.13	Option.................................................................2
1.14	Participant............................................................2
1.15	Plan...................................................................2
1.16	Restricted Stock.......................................................3
1.17	Stock..................................................................3
1.18	Ten Percent Shareholder................................................3

ARTICLE II. PURPOSE OF PLAN.................................................3

ARTICLE III. ADMINISTRATION

3.1	Administration of Plan.................................................3
3.2	Authority to Grant Awards..............................................4
3.3	Persons Subject to Section 16(b).......................................4

ARTICLE IV. ELIGIBILITY AND LIMITATIONS ON GRANTS

4.1	Participation..........................................................4
4.2	Grant of Awards........................................................4
4.3	Limitations on Grants..................................................4
4.4	Limitation on Incentive Options........................................4
4.5	Restricted Stock.......................................................4

ARTICLE V. STOCK SUBJECT TO PLAN

5.1	Source of Shares.......................................................5
5.2	Maximum Number of Shares...............................................5
5.3	Forfeitures............................................................5

ARTICLE VI. EXERCISE OF AWARDS

6.1	Exercise Price.........................................................5
6.2	Right to Exercise......................................................5


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6.3	Maximum Exercise Period................................................5
6.4	Transferability........................................................6
6.5	Employee Status........................................................6

ARTICLE VII. METHOD OF EXERCISE

7.1	Exercise...............................................................6
7.2	Payment................................................................6
7.3	Federal Withholding Tax Requirements...................................6
7.4	Shareholder Rights.....................................................6
7.5	Issuance and Delivery of Shares........................................7

ARTICLE VIII. ADJUSTMENT UPON CORPORATE CHANGES

8.1	Adjustments to Shares..................................................7
8.2	Substitution of Awards on Merger or Acquisition........................7
8.3	Effect of Certain Transactions.........................................7
8.4	No Adjustment Upon Certain Transactions................................9
8.5	Fractional Shares......................................................9

ARTICLE IX. COMPLIANCE WITH LAW AND REGULATORY APPROVAL

9.1	General................................................................9
9.2	Representations by Participants........................................9

ARTICLE X. GENERAL PROVISIONS

10.1	Effect on Employment..................................................10
10.2	Unfunded Plan.........................................................10
10.3	Rules of Construction.................................................10
10.4	Governing Law.........................................................10
10.5	Compliance With Section 16 of the Exchange Act........................10
10.6	Amendment.............................................................10
10.7	Duration of Plan......................................................11
10.8	Effective Date of Plan................................................11

BANCORPSOUTH, INC. 1994 STOCK INCENTIVE PLAN
AS AMENDED AND RESTATED

PREAMBLE


	WHEREAS, BancorpSouth, Inc. (the "Company") previously established the BancorpSouth, Inc. 1994 Stock Incentive Plan through which the Company could award options to purchase the common stock of the Company, $2.50 par value ("Stock"), to officers, employees and consultants of the Company and its affiliates;

	WHEREAS, the Company desires to amend and restate this Plan in order to:
(i) conform with the requirements for a "performance based compensation" plan within the meaning of section 162(m)(4)(C); (ii) conform to changes to the Securities and Exchange Commission Rule 16b-3; (iii) prospectively eliminate the award of stock appreciation rights under the Plan and to permit the award of restricted shares of Stock; and (iv) provide for certain administrative modifications that are intended to simplify Plan administration;

	NOW, THEREFORE, the Company hereby amends and restates the BancorpSouth, Inc. 1994 Stock Incentive Plan (the "Plan"), effective February 14, 1998:

ARTICLE I. DEFINITIONS

	1.1	Affiliate.  A "parent corporation," as defined in section 424(e) of the Code, or "subsidiary corporation," as defined in section 424(f) of the Code, of the Company.

	1.2	Agreement.  A written agreement (including any amendment or supplement thereto) between the Company or Affiliate and a Participant specifying the terms and conditions of an Award granted to such Participant.

	1.3	Award.  A right that is granted under the Plan to a Participant by the
Company, which may be in the form of Options or Restricted Stock.

	1.4	Board.  The board of directors of the Company.

	1.5	Code.  The Internal Revenue Code of 1986, as amended.

	1.6	Committee.  A committee composed of at least two individuals (or such number that satisfies section 162(m)(4)(C) of the Code and Rule 16b-3 of the
Exchange Act) who are members of the Board and are not employees of the Company or an Affiliate, and who are designated by the Board as the "stock incentive committee" or are otherwise designated to administer the Plan.

	1.7	Company.  BancorpSouth, Inc. and its successors.

	1.8	Date of Exercise.  The date that the Company accepts tender of the exercise price of an Option.

	1.9	Exchange Act.  The Securities Exchange Act of 1934, as amended.

	1.10 Fair Market Value. On any given date, Fair Market Value shall be the applicable description below (unless, where appropriate, the Committee determines in good faith the fair market value of the Stock to be otherwise):

	(a)	If the Stock is reported on the New York Stock Exchange or the
American Stock Exchange, then Fair Market Value shall be the closing price of the Stock on such exchange on which such Stock is traded on the trading day as of which Fair Market Value is being determined, or on the next preceding day on which such Stock is traded if no Stock was traded on such trading day.

	(b)	If the Stock is not reported on the New York Stock Exchange or the
American Stock Exchange but is reported on the Nasdaq National Market System or another Nasdaq automated quotation system, and market information is published on a regular basis, then Fair Market Value shall be the closing price of the Stock, as so published, on the trading day as of which Fair Market Value is being determined, or the closing price on the next preceding trading day on which such prices were published if no Stock was traded on such trading day.

	(c)	If market information is not so published on a regular basis, then
Fair Market Value shall be the average of the high bid and low asked prices of the Stock in the over-the-counter market over a period of trading days that is reasonably representative of the normal trading of the Stock for the date on which Fair Market Value is being determined, as reported by a generally accepted reporting service.

	(d)	If the Stock is not publicly traded, Fair Market Value shall be the value determined in good faith by the Committee or the Board.  However, such determination shall not take into account any restriction on the stock, except for a restriction which by its terms will never lapse.

	1.11	Incentive Option.  An Option that is intended to qualify as an
"incentive stock option" within the meaning of section 422 of the Code. An Incentive Option, or a portion thereof, shall not be invalid for failure to qualify under section 422 of the Code, but shall be treated as a Nonqualified Option.

	1.12	Nonqualifed Option.  An Option that is not an Incentive Option.

	1.13	Option.  The right that is granted hereunder to a Participant to purchase from the Company a stated number of shares of Stock at the price set forth in an Agreement. As used herein, an Option includes both Incentive Options and Nonqualified Options.

	1.14	Participant.  An officer, employee or consultant of the Company or of an Affiliate who either satisfies the requirements of Article IV and is selected by the Committee to receive an Award, or receives an Award pursuant to grant specified in this Plan.

	1.15	Plan.  The BancorpSouth, Inc. 1994 Stock Incentive Plan.

	1.16	Restricted Stock.  A grant of Stock that is subject to restrictions on transfer and/or a risk of forfeiture by and to the Participant, as described in
Section 4.5.  Shares of Stock that are subject to any such restrictions or risks of forfeiture shall cease to be Restricted Stock at the time that such restrictions and risks of forfeiture lapse in accordance with the terms of the
Agreement or Plan.

	1.17	Stock.  The common stock of the Company, $2.50 par value.

	1.18	Ten Percent Shareholder.  An individual who owns more than 10% of the total combined voting power of all classes of stock of the Company or an
Affiliate at the time he is granted an Incentive Option.  For the purpose of determining if an individual is a Ten Percent Shareholder, he shall be deemed to own any voting stock owned (directly or indirectly) by or for his brothers and sisters (whether by whole or half blood), spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a corporation, partnership, state or trust of which such individual is a shareholder, partner or beneficiary.

ARTICLE II. PURPOSE OF PLAN

	The purpose of the Plan is to provide a performance incentive to, and to encourage stock ownership by, officers, employees and other persons providing services to the Company and its Affiliates, and to align the interests of such individuals with those of the Company, its Affiliates and its shareholders. It is intended that Participants may acquire or increase their proprietary interests in the Company and be encouraged to remain in the employ of the Company or of its Affiliates. The proceeds received by the Company from the sale of Stock pursuant to this Plan may be used for general corporate purposes.

ARTICLE III. ADMINISTRATION

	3.1	Administration of Plan.  The Plan shall be administered by the
Committee. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made or action taken by the Committee to administer the Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Award. The Company shall bear all expenses of Plan administration. In addition to all other authority vested with the Committee under the Plan, the Committee shall have complete authority to:

	(a)	Interpret all provisions of this Plan;

	(b)	Prescribe the form of any Agreement and notice and manner for executing or giving the same;

	(c)	Make amendments to all Agreements;

	(d)	Adopt, amend, and rescind rules for Plan administration; and

	(e)	Make all determinations it deems advisable for the administration of this Plan.

	3.2	Authority to Grant Awards.  The Committee shall have authority to grant Awards upon such terms the Committee deems appropriate and that are not inconsistent with the provisions of this Plan. Such terms may include conditions on the exercise of all or any part of an Award.

	3.3	Persons Subject to Section 16(b).  Notwithstanding anything in the
Plan to the contrary, the Committee, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers subject to section 16(b) of the Exchange Act, without so restricting, limiting or conditioning the Plan with respect to other Participants.

ARTICLE IV. ELIGIBILITY AND LIMITATIONS ON GRANTS

	4.1	Participation.  The Committee may from time to time designate officers, employees and other persons providing services to the Company and its Affiliates to whom Awards are to be granted and are eligible to become Participants. Such designation shall specify the number of shares of Stock, if any, subject to each Award. All Awards granted under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan or such other provisions as the Committee may adopt that are not inconsistent with the Plan.

	4.2	Grant of Awards.  An Award shall be deemed to be granted to a
Participant at the time that the Committee designates in a writing that is adopted by the Committee as the grant of an Award, and that makes reference to the Participant and the number of shares of Stock that are subject to the Award. Accordingly, an Award may be deemed to be granted prior to the approval of this Plan by the shareholders of the Company and prior to the time that an Agreement is executed by the Participant and the Company.

	4.3	Limitations on Grants.  A person who is not an employee of the Company or an Affiliate is not eligible to receive an Incentive Option.  No person may receive Awards with respect to more than 60,000 shares of Stock (subject to increases and adjustments as provided in Article VIII) in any one-year period.

	4.4	Limitation on Incentive Options.  To the extent that the aggregate
Fair Market Value of Stock with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year (under all stock incentive plans of the Company and its Affiliates) exceeds $100,000
(or the amount specified in section 422 of the Code), determined as of the date an Incentive Option is granted, such Options shall be treated as Nonqualified Options. This provision shall be applied by taking Incentive Options into account in the order in which they are granted.

	4.5	Restricted Stock.  An award of Restricted Stock to a Participant is a grant of Stock that is subject to forfeiture and/or restrictions on transfer that are identified in an Agreement.  The Committee may grant Restricted Stock to a Participant as a part of a "deposit share," "performance award" or any other arrangement established by the Committee and specified in an Agreement.
A Participant who receives Restricted Stock shall be treated as a shareholder of the Company for all purposes, except that the rights of the Participant may be limited under the terms of the Agreement.  Unless otherwise specified in an
Agreement, Participants shall be entitled to receive dividends on and exercise voting rights with respect to shares of restricted stock.

ARTICLE V. STOCK SUBJECT TO PLAN

	5.1	Source of Shares.  Upon the exercise of an Option or the grant of an
Award of Restricted Stock, the Company shall deliver to the Participant authorized but previously unissued Stock or Stock that is held by the Company as treasury stock.

	5.2	Maximum Number of Shares.  Effective February 14, 1998, the maximum aggregate number of shares of Stock that may be issued pursuant to the exercise of Awards is increased by 1,000,000 shares to 1,458,000 shares, subject to increases and adjustments as provided in Article VIII.  Provided, however, that the portion of this aggregate limit that may be issued pursuant to Awards that are Restricted Stock is limited to 46,800 shares of Stock.  The numerical limits specified in this Section are subject to increases and adjustments as provided in Article VIII.

	5.3	Forfeitures.  If any Award granted hereunder expires or terminates for any reason without having been exercised in full, the shares of Stock subject thereto shall again be available for issuance of an Award under this Plan.

ARTICLE VI. EXERCISE OF AWARDS

	6.1	Exercise Price.  The exercise price of an Incentive Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date the
Incentive Option is granted.  In the case of a Ten Percent Shareholder, however, the exercise price of an Incentive Option shall not be less than
110% of the Fair Market Value of a share of Stock on the date the Incentive
Option is granted.  The exercise price of a Nonqualified Option shall not be less than 85% of the Fair Market Value of a share of stock on the date the
Nonqualified Option is granted.  If the exercise price of an Option is changed after the date it is granted, such change shall be deemed to be a termination of the existing Option and the issuance of a new Option.

	6.2	Right to Exercise.  An Award shall be exercisable on any date established by the Committee or provided for in an Agreement, provided, however, that Options shall not be exercisable and Restricted Stock shall not be transferable until at least six months after the Award is granted. A
Participant must exercise an Incentive Option while he is an employee of the Company or an Affiliate or within the periods that may be specified in the Agreement after termination of employment, death, disability or a "change of control" (as defined in any change of control agreement to which the Company and any such Participant are parties).

	6.3	Maximum Exercise Period.  The maximum period in which an Award may be exercised shall be determined by the Committee on the date of grant except that no Incentive Option shall be exercisable after the expiration of 10 years (five years in the case of Incentive Options granted to a Ten Percent Shareholder)
from the date it was granted.  The terms of any Award may provide that it is exercisable for a shorter period.  All Incentive Options shall terminate on the date the Participant's employment with the Company terminates, except as otherwise provided in the Agreement with respect to termination of employment, death, disability or a "change of control" (as defined in any change of control agreement to which the Company and any such Participant are parties).

	6.4	Transferability.  Generally, any Award granted under this Plan shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the
Participant.  However, a Nonqualified Option or Restricted Stock granted under this Plan may be transferable to the extent provided in an Agreement.
Provided, further, that no right or interest of a Participant in any Award shall be liable for, or subject to, any lien, obligation or liability of such
Participant.

	6.5	Employee Status.  The Committee shall determine the extent to which a leave of absence for military or government service, illness, temporary disability, or other reasons shall be treated as a termination or interruption of employment for purposes of determining questions of forfeiture and exercise of an Award after termination of employment; provided, however, that if the period treated as employment with respect to an Incentive Option exceeds three months, such Option shall be deemed a Nonqualified Option.

ARTICLE VII. METHOD OF EXERCISE

	7.1	Exercise.  An Option granted hereunder shall be deemed to have been exercised on the Date of Exercise.  Subject to the provisions of Articles VI and IX, an Option may be exercised in whole or in part at such times and in compliance with such requirements as the Committee shall determine.

	7.2	Payment.  Unless otherwise provided by the Agreement, payment of the
Option price shall be made in cash (including an exercise involving the pledge of shares and a loan through a broker described in Securities Exchange
Commission Regulation T) or, to the extent approved by the Committee, Stock that was acquired prior to the exercise of the Option, other consideration acceptable to the Committee or a combination thereof.

	7.3	Federal Withholding Tax Requirements.  Upon exercise of a Non-
qualified Option by a Participant who is an employee of the Company or an Affiliate, the Participant shall, upon notification of the amount due and prior to or concurrently with the delivery of the certificates representing the shares, pay to the Company amounts necessary to satisfy applicable federal, state and local withholding tax requirements or shall otherwise make arrangements satisfactory to the Company for such requirements. Such withholding requirements shall not apply to the exercise of an Incentive Option, or to a disqualifying disposition of Stock that is acquired with an Incentive Option, unless the Committee gives the Participant notice that withholding described in this Section is required.

	7.4	Shareholder Rights.  No Participant shall have any rights as a stockholder with respect to shares subject to Options prior to the Date of Exercise of such Option. However, a Participant shall enjoy the rights to receive dividends and to vote shares of Restricted Stock beginning on the date that Restricted Stock is awarded.

	7.5	Issuance and Delivery of Shares.  Shares of Stock issued pursuant to the exercise of Options hereunder shall be delivered to Participants by the
Company (or its transfer agent) as soon as administratively feasible after a
Participant receives an award of Restricted Stock or exercises an Option hereunder and executes any applicable shareholder agreement or agreement described in Section 9.2 that the Company requires at the time of exercise.

ARTICLE VIII. ADJUSTMENT UPON CORPORATE CHANGES

	8.1	Adjustments to Shares.  The maximum number of shares of stock with respect to which Awards hereunder may be granted and which are the subject of outstanding Options, and the exercise price thereof, shall be adjusted as the Committee determines (in its sole discretion) to be appropriate, in the event that:

	(a)	the Company or an Affiliate effects one or more stock dividends, stock splits, reverse stock splits, subdivisions, consolidations or other similar events;

	(b)	the Company or an Affiliate engages in a transaction to which section
424 of the Code applies; or

	(c)	there occurs any other event which in the judgment of the Committee necessitates such action;

Provided, however, that if an event described in paragragh (a) or (b) occurs, the Committee shall make adjustments to the limits on Awards specified in Sections 4.3 and 5.2 that are proportionate to the modifications of the Stock that are on account of such corporate changes. Notwithstanding the foregoing, the Committee may not modify the Plan or the terms of any Awards then outstanding or to be granted hereunder to provide for the issuance under the Plan of a different class of stock or kind of securities.

	8.2	Substitution of Awards on Merger or Acquisition.  The Committee may
grant Awards in substitution for stock awards, stock options, stock appreciation rights or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction to which section 424(a) of the Code applies.  The terms of such substituted Awards shall be determined by the Committee in its sole discretion, subject only to the limitations of Article V.

	8.3	Effect of Certain Transactions.  The provisions of this Section 8.3 shall apply to the extent that an Agreement does not otherwise expressly address the matters contained herein.  If the Company experiences an event which results in a "Change in Control," as defined in Section 8.3(a), then, whether or not the vesting requirements set forth in any Agreement have been satisfied, (i) all shares of Restricted Stock that are outstanding at the time of the change in Control shall become fully vested immediately prior to the
Change in Control event, and (ii) all Options that are outstanding at the time of the Change in Control shall become fully vested and exercisable immediately prior to the Change in Control event.

	(a)	A Change in Control will be deemed to have occurred for purposes hereof, if:

	(1)	any "person" as such term is used in Sections 13(d) and 14(d) of the
Exchange Act, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation controlling the
Company or owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing more than 25%
of the total voting power represented by the Company's then outstanding Voting
Securities (as defined below), or

	(2)	during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or

	(3)	the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) more than 65% of the total voting power represented by the Voting
Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or

	(4)	the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets.

For purposes of this Section 8.3(a), "Voting Securities" of an entity shall mean any securities of the entity which vote generally in the election of its directors.

	(b)	If, as a result of the Change in Control, the Company is not the surviving entity after the transaction, or survives only as a subsidiary that is controlled by another entity, all Options that are held by the Participant immediately after the Change in Control shall be assumed by the entity which is the survivor of the transaction, or converted into options to purchase the common stock of the surviving entity, in a transaction to which section 424(a) of the Code applies.

	(c)	Notwithstanding the foregoing, a portion of the acceleration of vesting described in this Section shall not occur with respect to an Award to the extent such acceleration of vesting would cause the Participant or holder of such Award to realize less income, net of taxes, after deducting the amount of excise taxes that would be imposed pursuant to section 4999 of the Code, than if accelerated vesting of that portion of the Award did not occur. This
Section 8.3(c) shall not apply to Awards that were granted prior to the February 14, 1998 amendment and restatement of this Plan.

	8.4	No Adjustment Upon Certain Transactions.  The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards.

	8.5	Fractional Shares.  Only whole shares of Stock may be acquired through the exercise of an Award.  Any amounts tendered in the exercise of an Award remaining after the maximum number of whole shares have been purchased will be returned to the Participant in the form of cash.

ARTICLE IX. COMPLIANCE WITH LAW AND REGULATORY APPROVAL

	9.1	General.  No Award shall be exercisable, no Stock shall be issued, no certificates for shares of Stock shall be delivered and no payment shall be made under this Plan except in compliance with all federal or state laws and regulations (including, without limitation, withholding tax requirements), federal and state securities laws and regulations and the rules of all securities exchanges or self-regulatory organizations on which the
Company's shares may be listed.  The Company shall have the right to rely on an opinion of its counsel as to such compliance.  Any certificate issued to evidence shares of Stock for which an Award is exercised may bear such legends and statements as the Committee upon advice of counsel may deem advisable to assure compliance with federal or state laws and regulations.

	9.2	Representations by Participants.  As a condition to the exercise of an
Award, the Company may require a Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such representation is required by any relevant provision of the laws referred to in Section 9.1.  At the option of the Company, a stop transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an pinion of counsel was provided (concurred in by counsel for the
Company) and stating that such transfer is not in violation of any applicable law or regulation may be stamped on the stock certificate in order to assure exemption from registration.  The Committee may also require such other action or agreement by the Participants as may from time to time be necessary to comply with federal or state securities laws.  This provision shall not obligate the Company or any Affiliate to undertake registration of options or stock hereunder.

ARTICLE X. GENERAL PROVISIONS

	10.1	Effect on Employment.  Neither the amendment and restatement of this
Plan, nor its operation, nor any documents describing or referring to this Plan
(or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment of any employee at any time with or without assigning a reason therefor.

	10.2	Unfunded Plan.  The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan.  Any liability of the
Company to any person with respect to any grant under this Plan shall be based solely upon contractual obligations that may be created hereunder.  No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

	10.3	Rules of Construction.  Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The masculine gender when used herein refers to both masculine and feminine. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

	10.4	Governing Law.  The laws of the State of Mississippi shall apply to all matters arising under this Plan, to the extent that federal law does not otherwise apply or preempt Mississippi law.

	10.5	Compliance With Section 16 of the Exchange Act.  With respect to persons subject to liability under Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of rule 16b-3 (or successor provisions) under the Exchange Act. To the extent any provision of this Plan or action by Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

	10.6	Amendment.  The Board may amend or terminate this Plan at any time;
provided, however, an amendment that would have a material adverse effect on the rights of a Participant under an outstanding Award is not valid with respect to such Award without the Participant's consent, except as necessary for Incentive Options to maintain qualification under the Code; and provided, further, that the shareholders of the Company must approve, in general meeting:

	(a)	12 months before or after the date of adoption, any amendment that increases the aggregate number of shares of Stock that may be issued under Incentive Options or changes the employees (or class of employees) eligible to receive Incentive Options;

	(b)	before the effective date thereof, any amendment that changes the number of shares in the aggregate which may be issued pursuant to Awards granted under the Plan or the maximum number of shares with respect to which any individual may receive options in any calendar year; and

	(c)	before the effective date thereof, any amendment that increases the period during which Awards may be granted or exercised.

	10.7	Duration of Plan.  This Plan shall continue until it is terminated by the Board pursuant to Section 10.6.  However, no Incentive Option may be
granted under this Plan with respect to the additional shares of Stock that are reserved for grant effective February 14, 1998, pursuant to Section 5.2, after
February 13, 2008, which is 10 years after the date that this amendment and restatement of the Plan is adopted by the Board.  No Incentive Option may be granted under this Plan after December 27, 2004, with respect to shares of
Stock that were originally reserved for grant effective December 28, 1994.
Incentive Options granted before such dates shall remain valid in accordance with their terms.

	10.8	Effective Date of Plan.  This Plan was first adopted by the Board on
December 28, 1994, was thereafter approved by the shareholders of the Company, and was amended and restated effective February 14, 1998.  All Awards granted hereunder shall be governed by the terms of this amended and restated Plan;
provided, however, that the terms of the Plan prior to this amendment shall apply to the extent that the terms of this restated Plan would have a material adverse effect on the rights of a Participant under an outstanding
Award, unless the Participant has given consent to the change, or would modify the vesting rights and rights to exercise an outstanding Award.


	IN WITNESS WHEREOF, the undersigned officer has executed this amendment and restatement of the Plan on this the _____ day of ____________, 1998, but to be effective as provided in Section 10.8.


BANCORPSOUTH, INC.


					By:	______________________________

					Its:	______________________________